Exhibit 99.2



                        FINANCIAL AND OPERATIONAL TABLES
Preliminary
FINANCIAL HIGHLIGHTS

                                                                              Millions of Dollars
                                                                 Three Months Ended              Nine Months Ended
                                                             September 30                    September 30
                                                                2006           2005            2006            2005
                                                                ----           ----            ----            ----
Revenues and other income
   Sales and other operating revenues*                        $    48,393           48,745          142,448          128,184
   Equity in earnings of affiliates                                 1,196              872            3,320            2,626
   Other income                                                       314               42              538              381
                                                              -----------           ------          -------          -------
                                                                   49,903           49,659          146,306          131,191
                                                              -----------           ------          -------          -------
Costs and expenses
   Purchased crude oil, natural gas and products                   30,869           34,508           93,772           88,603
   Production and operating expenses                                2,640            1,982            7,549            6,081
   Selling, general and administrative expenses                       650              612            1,826            1,690
   Exploration expenses                                               197              140              443              432
   Depreciation, depletion and amortization                         2,137            1,049            5,282            3,075
   Impairments                                                        267             --                317               31
   Taxes other than income taxes*                                   4,853            4,606           13,661           13,758
   Accretion on discounted liabilities                                 74               46              207              135
   Interest and debt expense                                          308              122              783              387
   Foreign currency transaction losses (gains)                        (50)              34              (10)              52
   Minority interests                                                  21                6               60               21
                                                              -----------           ------          -------          -------
                                                                   41,966           43,105          123,890          114,265
                                                              -----------           ------          -------          -------
   Income from continuing operations before income taxes            7,937            6,554           22,416           16,926
   Provision for income taxes                                       4,061            2,750           10,063            7,068
                                                              -----------           ------          -------          -------
   Income from continuing operations                                3,876            3,804           12,353            9,858
   Income (loss) from discontinued operations                        --                 (4)            --                 (8)
                                                              -----------           ------          -------          -------
Net income                                                    $     3,876            3,800           12,353            9,850
                                                              ===========           ======          =======          ========
Income per share of common stock (dollars)
   Basic
     Continuing operations                                    $      2.35             2.73             7.90             7.06
     Discontinued operations                                         --               --               --              (0.01)
     Net income                                               $      2.35             2.73             7.90             7.05
   Diluted
     Continuing operations                                    $      2.31             2.68             7.78             6.94
     Discontinued operations                                         --               --               --               --
     Net income                                               $      2.31             2.68             7.78             6.94

Average common shares outstanding (in thousands)
   Basic                                                        1,652,623        1,393,943        1,564,423        1,396,180
   Diluted                                                      1,675,839        1,417,796        1,587,892        1,419,898


  *Includes excise taxes on petroleum products sales:         $     4,098            4,292           12,010           12,785

                                       1

Preliminary
SELECTED FINANCIAL DATA


                                                                       Millions of Dollars
                                                        Three Months Ended                Nine Months Ended
                                                          September 30                      September 30
                                                       2006            2005              2006           2005
                                                       ----            ----              ----           ----
INCOME (LOSS) FROM CONTINUING OPERATIONS
   E&P
      United States                                  $   995             1,107             3,476             2,965
      International                                      909             1,181             4,285             3,039
                                                     -------           -------             -----             -----
        Total E&P                                      1,904             2,288             7,761             6,004
                                                     -------           -------             -----             -----
   Midstream                                             169                88               387               541
                                                     -------           -------             -----             -----

   R&M
      United States                                    1,444             1,096             3,174             2,602
      International                                       20               294               388               598
                                                     -------           -------             -----             -----
        Total R&M                                      1,464             1,390             3,562             3,200
                                                     -------           -------             -----             -----
   LUKOIL Investment                                     487               267             1,123               525
   Chemicals                                             142                13               394               209
   Emerging Businesses                                    11              --                   7               (16)
   Corporate and other                                  (301)             (242)             (881)             (605)
                                                     -------           -------             -----             -----
   Consolidated                                      $ 3,876             3,804            12,353             9,858
                                                     =======           =======            ======             =====

INCOME (LOSS) FROM DISCONTINUED OPERATIONS
   Corporate and other                               $  --                  (4)             --                  (8)

SUMMARY OF NET INCOME (LOSS)
   E&P
      United States                                  $   995             1,107             3,476             2,965
      International                                      909             1,181             4,285             3,039
                                                     -------           -------             -----             -----
        Total E&P                                      1,904             2,288             7,761             6,004
                                                     -------           -------             -----             -----
   Midstream                                             169                88               387               541
                                                     -------           -------             -----             -----
   R&M
      United States                                    1,444             1,096             3,174             2,602
      International                                       20               294               388               598
                                                     -------           -------             -----             -----
        Total R&M                                      1,464             1,390             3,562             3,200
                                                     -------           -------             -----             -----
   LUKOIL Investment                                     487               267             1,123               525
   Chemicals                                             142                13               394               209
   Emerging Businesses                                    11              --                   7               (16)
   Corporate and other                                  (301)             (246)             (881)             (613)
                                                     -------           -------             -----             -----
Net Income                                           $ 3,876             3,800            12,353             9,850
                                                     =======           =======            ======             =====

Preliminary
SELECTED FINANCIAL DATA

                                                                  Three Months Ended                   Nine Months Ended
                                                                    September 30                          September 30
                                                                2006               2005               2006             2005
                                                                ----               ----               ----             ----

INCOME FROM CONTINUING OPERATIONS
   Effective tax rate %                                           51.2 %            42.0               44.9             41.8

                                                                                   Millions of Dollars
FOREIGN CURRENCY GAINS (LOSSES)
AFTER-TAX
   E&P                                                        $    (20)                2                (47)               6
   Midstream                                                         -                 -                  -                7
   R&M                                                              (6)              (13)                25              (49)
   LUKOIL Investment                                                 1                (1)                 2               (1)
   Chemicals                                                         -                 -                  -                -
   Emerging Businesses                                               -                 -                  -                -
   Corporate and other                                              48               (23)                4               (27)
                                                              --------             -----             ------            -----
                                                              $     23               (35)               (16)             (64)
                                                              ========             =====             ======            =====
CASH FLOWS FROM OPERATING ACTIVITIES
   Income from continuing operations                          $  3,876             3,804             12,353            9,858
   Depreciation, depletion and amortization                      2,137             1,049              5,282            3,075
   Impairments                                                     267                 -                317               31
   Dry hole costs and leasehold impairments                         56                55                141              211
   Accretion on discounted liabilities                              74                46                207              135
   Deferred taxes                                                  495               261                273              753
   Undistributed equity earnings                                  (253)             (463)            (1,007)          (1,682)
   Net gain on asset dispositions                                   (8)              (22)               (64)            (264)
   Other                                                          (282)              192               (296)               1
   Working capital adjustments                                    (127)            1,177             (1,327)             841
                                                              --------             -----             ------            -----
   Net cash provided by continuing operations                    6,235             6,099             15,879           12,959
   Net cash provided by discontinued operations                     -                 (3)                -                (6)
   Net cash provided by operating activities                  $  6,235             6,096             15,879           12,953

                                                              ========             =====             ======            =====
CAPITAL EXPENDITURES AND INVESTMENTS
   E&P
      United States                                           $    828               323              2,003            1,221
      International                                              1,626             1,152              4,829            3,797
                                                              --------             -----             ------            -----
                                                                 2,454             1,475              6,832            5,018
   Midstream                                                         -               838                  2              839
   R&M                                                             374               440              2,484            1,075
   LUKOIL Investment                                               702               815              1,962            1,523
   Chemicals                                                         -                 -                  -                -
   Emerging Businesses                                               6                 2                 46                5
   Corporate and other                                              61                56                187              113
                                                              --------             -----             ------            -----
                                                              $  3,597             3,626             11,513            8,573
                                                              ========             =====             ======            =====
OTHER
                                                              At September 30, 2006                      At December 31, 2005
   Total debt                                                       $ 27,807                                      12,516
   Common stockholders' equity                                      $ 80,477                                      52,731

Preliminary
OPERATING HIGHLIGHTS

BY SEGMENT

                                                                Three Months Ended           Nine Months Ended
                                                                  September 30                 September 30
                                                               2006           2005            2006          2005
                                                               ----           ----            ----          ----
                                                                          Thousands of Barrels Daily
E&P
   Crude oil produced
      United States
          Alaska                                                234            281            265            296
          Lower 48                                              119             56            101             60
                                                                ---            ---            ---            ---
                                                                353            337            366            356
      Norway                                                    190            198            190            200
      United Kingdom                                             50             56             56             59
      Canada                                                     26             22             25             23
      China                                                      36             22             32             23
      Indonesia                                                  11             10             13             16
      Vietnam                                                    24             30             25             27
      Timor Sea                                                  40             38             39             32
      Libya                                                      71             --             49           --
      Other                                                      64             53             60             54
                                                                ---            ---            ---            ---
      Total consolidated                                        865            766            855            790
      Equity affiliates                                         104            124            117            122
                                                                ---            ---            ---            ---
        Total Worldwide                                         969            890            972            912
                                                                ===            ===            ===            ===
   Syncrude                                                      23             21             20             19
                                                                ===            ===            ===            ===
   Natural gas liquids produced
      United States
          Alaska*                                                11             18             18             19
          Lower 48                                               75             30             58             30
                                                                ---            ---            ---            ---
                                                                 86             48             76             49
      Norway                                                      9             10              9              9
      Canada                                                     28             10             23             10
      Timor Sea                                                  20             20             20             15
      Other                                                       3              4              4              5
                                                                ---            ---            ---            ---
        Total Worldwide                                         146             92            132             88
                                                                ===            ===            ===            ===
*Includes reinjected volumes sold lease-to-lease.                 7              8             11              7

                                                                          Millions of Cubic Feet Daily
   Natural gas produced*
      United States
          Alaska                                                123            173            150            169
          Lower 48                                            2,320          1,218          1,953          1,194
                                                              -----          -----          -----          -----
                                                              2,443          1,391          2,103          1,363
      Norway                                                    260            259            263            275
      United Kingdom                                            665            588            770            717
      Canada                                                  1,154            429            930            422
      China                                                       8           --                6           --
      Timor Sea                                                 300             35            232             35
      Indonesia                                                 342            303            320            288
      Vietnam                                                    20             20             21             17
      Other                                                     187             74            173             77
                                                              -----          -----          -----          -----

      Total consolidated                                      5,379          3,099          4,818          3,194
      Equity affiliates                                           8             10              9              8
                                                              -----          -----          -----          -----
        Total Worldwide                                       5,387          3,109          4,827          3,202
                                                              =====          =====          =====          =====
   *Represents quantities available for sale. Excludes
     gas equivalent of NGL shown above.

   Liquefied natural gas sales                                  522            123            407            117

LUKOIL Investment
   Production (MBOE/D)*                                         436            266            388            231
   Refinery crude oil throughput (MB/D)*                        164            138            165            110
   *Represents our estimated net share of LUKOIL.

Preliminary
OPERATING HIGHLIGHTS

                                                              Three Months Ended                  Nine Months Ended
                                                                September 30                        September 30
                                                           2006             2005                2006            2005
                                                           ----             ----                ----            ----
E&P
                                                                                     Per Unit
   Average sales prices
      Crude oil (per barrel)
         United States
            Alaska                                           $ 69.66            58.70               64.48           50.54
            Lower 48                                           62.45            50.00               59.21           44.83
               Total U.S.                                      67.25            57.31               63.05           49.59
         International                                         67.45            59.52               65.27           51.46
         Total consolidated                                    67.37            58.49               64.30           50.61
         Equity affiliates*                                    46.98            45.25               47.36           37.45
            Total Worldwide                                    65.04            56.64               62.18           48.80
      Natural gas-lease (per MCF)
         United States
            Alaska                                              3.36             2.57                3.47            2.66
            Lower 48                                            6.00             7.67                6.25            6.53
               Total U.S.                                       5.98             7.48                6.21            6.40
         International                                          5.87             5.60                6.23            5.25
         Total consolidated                                     5.92             6.40                6.22            5.71
         Equity affiliates*                                     0.32             0.20                0.30            0.25
           Total Worldwide                                      5.91             6.38                6.21            5.70

*Excludes our equity share of LUKOIL reported in the LUKOIL Investment segment.


Midstream
                                                                                Thousands of Barrels Daily
   Natural gas liquids extracted
     Consolidated
        United States                                             23               23                  23              22
        International                                              -                5                   -              34
     Equity affiliates
        United States**                                          180              171                 180             131
        International                                              7                6                   6               6
                                                                 ---              ---                 ---             ---
                                                                 210              205                 209             193
                                                                 ===              ===                 ===             ===

**Represents 30.3 percent interest in Duke Energy Field Services LLC (DEFS), through June 30, 2005, and 50 percent interest beginning in July 2005.
                                                                                       Per Barrel
   U.S. product prices
   Weighted average NGL**
      Consolidated                                           $ 44.10            39.60               41.16           34.68
      DEFS                                                     43.00            38.31               40.49           33.42

**Prices are based on index prices from the Mont Belvieu and Conway market hubs that are weighted by naural-gas-liquids component and location mix.


                                                              Three Months Ended                  Nine Months Ended
                                                                September 30                        September 30
                                                           2006             2005                2006            2005
                                                           ----             ----                ----            ----
                                                                            Thousands of Barrels Daily
R&M
  United States
     Crude oil capacity                                        2,208            2,182               2,208           2,179
     Crude oil runs                                            2,127            2,040               1,990           2,044
     Refinery production                                       2,334            2,223               2,173           2,238

  International*
     Crude oil capacity                                          693              428                 637             428
     Crude oil runs                                              617              431                 586             420
     Refinery production                                         643              448                 613             434

  U.S. Petroleum products outside sales
     Automotive gasoline                                       1,369            1,397               1,309           1,376
     Distillates                                                 668              725                 638             683
     Aviation fuels                                              180              203                 189             205
     Other products                                              519              526                 530             518
                                                               -----            -----               -----           -----
                                                               2,736            2,851               2,666           2,782
  International                                                  749              470                 772             481
                                                               -----            -----               -----           -----
                                                               3,485            3,321               3,438           3,263
                                                               =====            =====               =====           =====

                                                                                      Per Gallon
  U.S. Average sales prices**
     Automotive gasoline-wholesale                            $ 2.27             2.00                2.13            1.71
     Automotive gasoline-retail                                 2.46             2.14                2.28            1.86
     Distillates-wholesale                                      2.31             1.97                2.15            1.71


*Includes ConocoPhillips' share of equity affiliates, except for our share of LUKOIL, which is reported in the LUKOIL Investment segment.

**Excludes excise taxes.